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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2002
                                                        -----------------

                          Dynamics Research Corporation
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             (Exact name of Registrant as specified in its charter)

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
         Massachusetts                 1-7348               042-2211809
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     (State or other jurisdiction    (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)
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      60 Frontage Road, Andover, Massachusetts                 01810
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (978) 475-9090
                                                   --------------

      ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         This Amendment No. 1 amends the current report on Form 8-K filed by
Dynamics Research Corporation ("DRC") on January 6, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired

                  Audited financial statements of Andrulis Corporation for the fiscal years ended September 30, 2002 and 2001 are attached hereto as
         Exhibit 99.1.

         (b) Pro forma Financial Information

                  Unaudited pro forma financial statements of DRC relating to the Andrulis acquisition are attached hereto as Exhibit 99.2.

         (c) Exhibits

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
             Exhibit 23.1               Consent of Argy, Wiltse & Robinson

             Exhibit 99.1               Audited financial statements of Andrulis Corporation for the fiscal years ended September 30, 2002 and 2001.

             Exhibit 99.2               Unaudited pro forma financial statements of DRC.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2003                       DYNAMICS RESEARCH CORPORATION

                                            By:    /s/ David Keleher
                                                   -----------------------------
                                            Name:  David Keleher
                                            Title: Vice President and Chief
                                                   Financial Officer


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                                 EXHIBIT INDEX


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
Exhibit
Number           Exhibit Name                                                          Location
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
23.1             Consent of Argy, Wiltse & Robinson                                    Filed herewith

99.1             Audited financial statements of Andrulis Corporation for the fiscal   Filed herewith
                 years ended September 30, 2002 and 2001.

99.2             Unaudited pro forma financial statements of DRC.                      Filed herewith
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